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                                                                   Exhibit 10.37

              TEMPORARY LEASE FOR OFFICE SPACE AT RIVER EAST PLAZA

River East Plaza, L.L.C., a Delaware corporation, (hereinafter referred to as "Landlord"), as the owner of a commercial building commonly known as River East Plaza (the "Building"), does hereby lease to Viant Corporation (hereinafter referred to as "Tenant") and Tenant hereby agrees to accept a temporary office lease in River East Plaza ("Lease"). The temporary office space shall be located in Suite 650 as designated on Exhibit A attached hereto (said space shall hereinafter be referred to as the "Premises"). The Lease for the temporary office space shall be subject to all the terms and conditions contained herein.

In consideration of the mutual covenants contained herein, Landlord and Tenant agree as follows:

      (1.) Landlord hereby agrees to provide temporary office space to Tenant on the earlier of (i) September 1, 1999 or (ii) beneficial occupancy of the Premises, but in no event later than October 1, 1999 ("Commencement Date"), thru February 29, 2000. After February 20, 2000 the temporary office space shall continue on a month-to-month basis until terminated by either party as provided below. Tenant and Landlord shall each have the right, by written notice given to the other to terminate this Lease effective Thirty (30) days after the date of such notice. In the event such right to terminate is exercised by either party, neither party shall have any further liability to the other hereunder or any other liability for loss or damage resulting from such termination. Tenant shall be obligated to pay all Rent and perform all other obligations of Tenant as provided in this Lease up to and including the date on which this Lease so terminates.

      (2.) The Premises shall be used for general office purposes, and for no other purposes whatsoever without Landlord's prior written consent, which consent Landlord may withhold in its absolute discretion.

      (3.) Beginning on the Commencement Date of the Lease, Tenant covenants and agrees to pay Landlord, River East Plaza, L.L.C., a Delaware corporation, 401 East Illinois Street, Suite 324, Chicago, Illinois 60611, or to such other person or at such other place as Landlord shall designate in writing to Tenant from time to time, in legal tender of the United States, Base Rent in an amount equal to six thousand four hundred and seventy-one dollars and twenty-five cents ($6,471.25) per month. Tenant shall pay Base Rent on the first day of each calendar month during the Term of the Lease. In the event this Lease is terminated on any day other than the last day of the month, the Base Rent for said month shall be prorated on a per diem basis and Landlord shall refund the excess Base Rent paid by Tenant within thirty (30) days of the date on which the Lease terminates. Base Rent hereunder is fully serviced. Tenant shall not be required to pay any operating expenses, taxes or other charges under the Lease.

      (4.) Landlord shall be responsible for normal cleaning of the Premises.

      (5.) Tenant shall be required to make its own arrangements for such telephone and electrical service in the Premises as may be desired by Tenant. Tenant shall pay all charges, including but not limited to the cost of installation of necessary wiring, conduits and equipment.

      (6.) All amounts due Landlord under the terms of this Lease are referred to collectively as "Rent." All Rent shall be paid by Tenant when due without any set off, deduction or prior demand, and without Landlord's submission of any statements, bills or notices therefore.

      (7.) If Rent or any portion thereof is not paid on the due date, Tenant agrees to pay a late charge equal 1.5% of the amount of Rent then due, and an additional 1.5% for each fifteen (15) day period, or portion thereafter, in which Rent remains unpaid. Such late charges shall be in addition to Landlord's other rights upon default by Tenant.

      (8.) Tenant's covenant to pay Rent shall be independent of every other covenant set forth in the Lease. the obligations of Tenant to pay Rent for all periods accruing prior to the termination of this Lease, shall survive the termination of the Lease.
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      (9.) Tenant agrees that any payment by Tenant or acceptance by Landlord of a lesser amount than shall be due from Tenant shall be treated as a payment on account of the earliest stipulated Rent then due and payable. The acceptance by Landlord of check for a lesser amount with an endorsement or statement thereon, or upon any letter accompanying such check, that such lesser amount is payment in full shall be of no effect, and Landlord may accept such check without prejudices to any other rights or remedies which Landlord may have against Tenant.

      (10.) Except to the extent of the gross negligence or willful misconduct of Landlord or its agents, contractors and invitees, Tenant agrees to indemnify and save Landlord, Landlord's beneficiaries and their respective agents, harmless and indemnified from all liability, injury, loss, cost, damage and/or expense (including reasonable attorneys' fees and expense) in respect of any injury to, or death of, any person, and/or damage to, or loss or destruction of any property occasioned by: (i) any act or omission of Tenant, Tenant's employees, sublessees, concessionaires, licensees, agents, invitees or anyone claiming by, through or under Tenant; (ii) the use, occupancy, conduct, operation or management of the Premises by Tenant or any of its customers, agents, contractors servants, employees, licensees, suppliers, materialmen or invitees; (iii) the use of the Building, the common areas, the property or any portion thereof, or any areas in the vicinity of the property by Tenant or any of its agents, contractors, servants, employees, licensees, suppliers, materialmen, or invitees; (iv) any work or thing whatsoever done or not done on the Premises; or (v) any breach or default in performing any of the obligations under the provisions of this Lease and/or applicable law by Tenant or any of its agents, contractors, servants, employees, licensees, suppliers or materialmen during this Lease; all regardless of whether such claim, etc., is asserted before or after the expiration of this Lease or any earlier termination of this Lease. The foregoing covenants shall survive the expiration of this Lease or earlier termination of the Lease.

      (11.) (a) Tenant, at Tenant's expense, shall maintain in force with responsible companies and in amounts from time to time approved or requested by
Landlord:

      i) public liability insurance, insuring Landlord, Landlord's beneficiaries and their respective agents, and Tenant, as their interests may appear, against all claims, demands for actions for injury to or death of any one person and for injury or death of more than one person in any one occurrence and for damage to property made by or on behalf of any persons, in any one occurrence and for damage to property made by or on behalf of any persons, firm or corporation, arising from, related to, or connected with the conduct and operation of Tenant's business in the Premises and the businesses of all of Tenant's sublessees, concessionaires and licensees;

      ii) contractual liability insurance covering the indemnity set forth in this Lease;

      iii) fire insurance with extended coverage endorsements including, but not limited to, theft, vandalism and malicious mischief, covering all of Tenant's trade fixtures, furniture, furnishings and floor coverings in the Premises to the extent of at least 100% of their replacement cost;

      iv) Workmen's Compensation Insurance, if required by Law, in amounts required by applicable statutes.

            b) All insurance shall be in a form reasonably satisfactory to Landlord, shall be primary and non-contributory, shall not be subject to deductible(s) of more than $1,000.00, and shall provide that it will not be subject to cancellation, termination or change except after thirty (30) days, prior written notice to Landlord. The policies or duly executed certificates for the same (which shall evidence the insurer's waiver of subrogation) together with satisfactory evidence of the payment of the premiums thereon shall be deposited with Landlord on or before ten (10) days prior to Tenant's occupation of the Premises and, upon renewals of such policies, not less than 30 days prior to expiration of the term of the coverage being renewed. If Tenant fails to comply with such requirements, Landlord may obtain such insurance and keep the same in effect, and Tenant shall pay Landlord the premium cost thereof upon demand. In no event will Tenant be allowed to take possession of the Premises until Tenant has deposited with Landlord a certificate of insurance evidencing Tenant's purchase of the required insurance. Landlord shall maintain "all risk" property insurance covering the Building for at least (80%) eighty percent of the replacement cost therefore.
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            (c) Notwithstanding anything to the contrary in the Lease, each party hereto hereby waives all claims for recovery from the other party for any loss or damage to any of its property insured under valid and collectible insurance policies or required to be insured against under this Lease, subject to the limitation that this waiver shall apply only when it is either permitted by or, by the use of such good faith efforts (including the payment of a reasonable additional premium) could have been so permitted by the applicable policy of insurance. The parties hereto further agree to use good faith efforts to have any and all fire, extended coverages or any and all material damage insurance which may be carried endorsed with the following subrogation clause:
"This insurance shall not be invalidated should the insured waive in writing prior to a loss any or all right of recovery against any party for loss occurring to the property described herein.

            (d) All of Tenant's property which may at any time be in the Premises shall be there at Tenant sole risk. Tenant agrees that Landlord shall not be responsible for any damage to or theft of any property left in said Premises. Tenant at its sole cost and expense shall acquire the insurance covering the property located in the Premises.

      (12.) Tenant agrees that except to the extent of the gross negligence or willful misconduct of Landlord or its agents, contractors or invitees, to the extent permitted by law, Landlord, and Landlord's beneficiaries, their agents and employees, shall not be liable for, and Tenant waives all claims for, damage to person or property sustained by Tenant or any person claiming through Tenant resulting from any accident or occurrence in or upon the Premises or the Building of which they shall be a part, or any other part of the Landlord's property, including, but not limited to, claims for damage resulting from: (i) any equipment or appurtenances becoming out of repair; (ii) the Landlord's failure to keep said Building or the Premises in repair; (iii) injury done or occasioned by wind, water, or other natural element; (iv) any defect in or failure of plumbing, heating or air conditioning equipment, electric wiring or installation thereof, gas, water, and steam pipes, stairs, porches, railings or walks; (v) broken glass; (vi) the backing up of any sewer pipe or downspout;
(vii) the bursting, leaking or running of any tank, tub, washstand, water closet, waste pipe, drain or any other pipe or tank in, upon or about such Building or Premises; (viii) the escape of steam or hot water; (ix) water, snow or ice being upon or coming through the roof, skylight, trap door, stairs, walks or any other place upon or near such Building or the Premises or otherwise; (x) the falling of any fixture, plaster or stucco; and (xi) any act, omission or negligence of co-tenants, or of other persons or occupants of said Building or of adjoining or contiguous buildings, or of owners of adjacent or contiguous property, other than Landlord, Landlord's beneficiaries, their agents, employees, contractors or invitees.

      (13.) Landlord grants to Tenant, its employees, agents, customers and invitees, the non-exclusive right to use those portions of the property from time to time designated by landlord as common areas, subject to all of the terms, covenants and conditions contained in this Lease. Notwithstanding the foregoing, Tenant understands and agrees that nothing contained in this Lease, nor the designation by Landlord of any portions of the property as part of the common areas shall be deemed to impose on Landlord any duty or obligation to acquire, designate or make available to Tenant or others any specific portions of the property as common areas or to continue to make any certain common areas available.

      (14.) Landlord shall have the right at all times during the Term to enter the Premises for the purpose of inspecting the same and of making such repairs or replacements therein as may be required by this Lease or as Landlord may deem necessary or desirable, including without limitation, a substantial rehabilitation of the Premises or the Building, its systems, or the exterior and structural components thereof, provided, however, that Landlord shall use all reasonable efforts not to disturb Tenant's use and occupancy and shall, when practical, give Tenant reasonable prior notice of such entry, repairs and rehabilitation. Notwithstanding anything contained herein to the contrary, Landlord shall have the right to enter the Premises without providing notice to the Tenant, in cases of emergency.

      (15.) Tenant agrees that all signage located in the Premises shall be subject to the express written approval of Landlord, which approval may be withheld in Landlord's sole and absolute discretion. Landlord shall have the right to remove any signage installed by Tenant, if Tenant failed to obtain Landlord's written approval of said signage.

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      (16.) a) Affirmative Covenants. Tenant shall:

            i) Keep the Premises, including without limitation the fixtures, and all other facilities, systems and equipment installed in the Premises by Tenant, clean, neat and safe and in good order, repair and condition (including without limitation all necessary replacements, painting and decorating), provided, however, Landlord shall maintain the glass in the Building and the structural portions of the Building (including, without limitation, the HVAC (but excluding heat pumps)).

            ii) Before leaving the Premises unattended, close and securely lock all doors.
            iii) Comply with all reasonable rules and regulations Landlord may adopt from time to time for the protection and welfare of the Building and its tenants and occupants, and comply with all laws, ordinances, orders and regulations and with the directions of any public officer authorized by law and with respect to the Premises, Building or the property and the use and occupancy thereof.

            In no event, however, will Tenant be required to construct capital improvements in the Premises costing in excess of $5,000 to comply with laws unless the requirement is caused by Tenant's particular use of the Premises.

            iv) Tenant shall operate its business in the Premises at all times in a business like and reputable manner, so as to help establish and maintain a good reputation for the Building;

            v) Keep all mechanical devices in the Premises free of vibration and noise which may be transmitted beyond the Premises.

            vi) Keep the Premises in sanitary condition, free of insects, rodents, vermin and other pests.

            vii) Replace promptly all glass which may become damaged or broken with glass of the same quality but excepting damage by fire or other casualty covered by Landlord's insurance.

            viii) Promptly repair, at Tenant's sole cost and expense, any damage to the common areas or any other portion of the property caused by the act or neglect of Tenant, its employees, agents, sublessees, customers or invitees.

            ix) Accept delivery of and ship goods form the Premises only in the manner and at such times and in such areas as may be designated by Landlord an conform to all rules and regulations adopted by Landlord with respect thereto, including but not limited to security arrangements with respect to shipping and receiving areas and the transport of goods to and from the Premises. Tenant agrees that Tenant shall be solely responsible for the Security of Tenant's goods and merchandise in the Premises and elsewhere on the property, including but not limited to all goods in, on or about any shipping and receiving areas, in any trucks, cars or other vehicles located in such areas, or in the process of being transferred to or from such areas. LANDLORD, ITS AGENTS AND EMPLOYEES ARE NOT AUTHORIZED TO AND SHALL NOT ACCEPT ANY RESPONSIBILITY FOR AND SHALL NOT BE LIABLE FOR THE SAFETY OR SECURITY OF ANY OF TENANT'S GOODS AT ANY TIME WHEREVER LOCATED.

             x) Store all trash and garbage in adequate containers within the Premises which Tenant shall maintain in a neat and clean condition so as not to be visible to members of the public, and so as not to create any health or fire hazard. Tenant shall not burn any trash or garbage at any time in or about the property and Tenant shall, at Tenant's expense, attend to the daily disposal thereof in the dumpster or other container designated by Landlord. If, by reason of special disposal requirements caused by the operations of Tenant on the Premises, Landlord shall be required to provide any services or facilities for such pickup, Tenant shall be obligated to use the same and shall pay a proportionate share (based on volume of use) of the actual cost thereof within 10 days after being billed therefor.

             xi) Provide Landlord with a key to all doors, security screens or gates and any other security alarm devices and/or systems installed by Tenant in the Premises. Tenant is responsible for the cost of all keying.

      b) Negative Covenants. Tenant shall not:
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            i) Paint, display, inscribe or affix any sign, trademark, picture, advertisement, notice, lettering or direction on any part of the outside of the Building or anywhere on the property, or locate any fixtures, equipment, inventory, signs, placards or any other kind of advertising material outside of the Premises, without the prior written consent of Landlord.

            ii) Exhibit, sell or offer for sale, use, rent or exchange in the Premises any article, not ordinarily embraced within the use of the Premises specified in this Lease, or occupy or use the Premises or permit the Premises to be occupied or used for any purpose not within the Permitted Uses as set forth in the Schedule.

            iii) Occupy or use the Premises or permit the Premises to be occupied or used for any purpose, act or thing which is in violation of any public law, ordinance or governmental regulation or which may be dangerous to persons or property, or which may invalidate or increase the amount of premiums for any policy of insurance carried on the property or covering its operation or violate the terms thereof, provided, however, that if any additional amounts of insurance premiums are caused by Tenant's occupancy or use of the Premises, Tenant shall pay to Landlord said additional amounts.

            iv) Do or permit anything to be done on or in the Premises, or bring or keep anything therein or in a manner which is a violation of rules, regulations or requirements of the local fire department, the Illinois Inspection and Rating Bureau, Fire Insurance Rating Organization, or any other similar authority having jurisdiction over the Building.

            v) Use the Premises for housing accommodations, for lodging or sleeping purposes or for any immoral or illegal purposes.

            vi) Install or operate any refrigerating, heating or air conditioning apparatus without the prior written permission of Landlord.

            vii) Place any radio or television antenna on the roof or on or in any part of the inside or outside of the Building other than the inside of the Premises; operate or permit to be operated any musical or sound producing instrument or device inside or outside the Premises which may be heard outside the Premises; or operate any electrical device from which may emanate electrical waves which may interfere with or impair radio or television broadcasting or reception from or on the property or elsewhere.

            (viii) Bring or permit to be in the Building any dog (except in the company of a blind person) or other animal, make or permit any objectionable noise or odor to emanate from the Premises; do anything therein tending to create, or maintain, a nuisance, disturb, solicit or canvas any occupant of the Building or do any act tending to injure the reputation of the Building.

            (ix) Allow anything to remain in, place or store anything in, or obstruct in any way, any passageway, exit or stairway. Tenant shall lend its full cooperation to keep such areas free from all obstruction and in a clean and sightly condition and move all supplies, furniture and equipment as soon as received directly to the Premises and move all such items and waste other than waste customarily removed by employees of the Landlord.

            (x) Overload any floors or electrical wiring; operate or permit to be placed in the Premises any coin or token operated vending machine or similar device for the sale of any merchandise, food, beverages, candy, cigarettes or other commodities or services except for sale to Tenant's employees.

            (xi) Use any advertising medium such as flashing lights, search lights, loud speakers, phonographs, sound amplifiers or radio or television receiving equipment in a manner to be seen or heard outside of the Premises.

            (xii) Do or permit anything to be done on or in the Premises, which in any way may, in Landlord's sole judgement, create a nuisance in the common areas, disturb any other tenant of the Building or the occupants of neighboring property, or injure the reputation of the Building, or exhibit displays in the store windows of the Premises which, in Landlord's sole judgement, are not consistent with a first-class office Building.
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            (xiii) At any time do or permit the manufacture of any spirituous, fermented, intoxicating or alcoholic beverages; permit the cooking of food or the use of any food or beverage heating devices (including, but not limited to, coffee makers, hot plates or microwave ovens) in a manner which would pose a threat to the safety of persons in the Premises or the Building.

            (xiv) Allow any objectionable or obnoxious odor, steam, vapor, water or noise to emanate from the Premises. If Tenant fails or refuses to prevent such emanation, Landlord may notify Tenant to correct such condition, and if Tenant shall not commence such correction within twenty-four (24) hours following the giving of such notice and adequately complete such correction within a reasonable time thereafter, Landlord may effect such correction (including, but not limited to, requiring that Tenant cease to conduct all or a portion of Tenant's business in the Premises) without liability to Tenant for any loss or damage that may accrue to Tenant's business by reason thereof, and Tenant shall pay to Landlord the costs of such correction upon demand without such payment limiting or being deemed a waiver by Landlord of any other rights or remedies available to Landlord by law or under the terms of this Lease.

            (xv) Suffer any mechanic's or other lien, charge or encumbrance to be filed against the Premises or Tenant's leasehold estate therein or any portion of the property or any income therefrom by reason of any work, labor, services or materials performed at or furnished to the Premises by, on behalf of or for Tenant, or for anyone holding the Premises through or under Tenant. If any such lien shall at any time be filed, Tenant shall forthwith cause the same to be discharged of record by payment, bond, order of a court of competent jurisdiction or otherwise, and provide to Landlord evidence of the discharge thereof; provided, however, that if Tenant, in good faith, desires to contest any such lien, Tenant may do so if (A) such contest will operate to prevent any foreclosure by the lien claimant against the property during the pendency of such contest and (B) Tenant provides to Landlord a bond or other security satisfactory to Landlord in an amount equal to at least one hundred percent (100%) of the total amount of such lien(s). If Tenant shall fail to cause any such lien to be discharged within 10 days after filing thereof, or if Tenant is entitled to and notifies Landlord that Tenant intends to contest the same as above provided but fails to provide or maintain the security which Tenant is obligated to provide to Landlord, or if Tenant's contest is unsuccessful and Tenant fails to promptly discharge such lien, in addition to any other right or remedy of Landlord, Landlord may collect, as liquidating damages, two percent (2%) of the Lien amount for each day the Tenant fails to discharge or bond over said Lien, plus any expenses incurred by Landlord as a result of the filing of said Lien, or Landlord may, but shall not be obligated to, discharge the same by paying the amount claimed to be due or by bonding or other proceeding deemed appropriate by Landlord, and the amount so paid by Landlord all costs and expenses, including reasonable attorneys' fees and court costs, incurred by Landlord in procuring the discharge of such lien plus interest thereon at the rate of 3% over the prime rate of interest being charged by the LaSalle National Bank as of the date of such payment shall be due and payable by Tenant to Landlord as Additional Rent on the first day of the following month.

NOTHING CONTAINED IN THIS LEASE SHALL BE CONSTRUED AS A CONSENT BY LANDLORD TO SUBJECT LANDLORD'S ESTATE IN THE BUILDING TO ANY LIEN OR LIABILITY UNDER THE MECHANIC'S LIEN LAW OF THE STATE OF ILLINOIS OR OTHERWISE.

            xvi) Conduct or permit any "going-out-of-business", "lost-our-lease", bankruptcy, fire, auction or other distress sales in the Premises.

      (17.) Landlord shall have the right, upon providing written notice to the Tenant, to terminate this Lease in the event Tenant fails to pay the Monthly Rental on or before the tenth (10th) day of the month, effective immediately upon Tenant's receipt of the Landlord's termination notice.

            In the event such right to terminate is exercised, neither party shall have any further liability to the other hereunder or any other liability for the loss or damage resulting from such termination. Tenant shall be obligated to pay all Rent and perform all other obligations of Tenant as provided in this Lease up to and including the date on which this Lease so terminates.

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      (18.) Upon termination of this Lease, for whatever reason, Tenant shall immediately remove Tenant's property from the Premises and deliver possession of the Premises to Landlord, in good order, repair and condition but excepting damage by fire or unavoidable casualty (except Tenant's actions causing fire and/or casualty) and ordinary wear and tear. Tenant hereby grants to Landlord full and free license to enter into the Premises in such event with or without process of law, and to repossess Landlord of the Premises as of Landlord's former estate, and to expel or remove Tenant and, at Tenant's expense, any and all property therefrom, using such force as may be necessary, without being deemed in any manner guilty of trespass, eviction, forcible entry or detainer, or conversion of property, and without relinquishing Landlord's rights to Rent or any other rights given to Landlord hereunder or by law. In the event Tenant fails to remove its property within fifteen (15) days of receiving Landlord's termination notice, any and all property of Tenant which may be removed from the Premises by Landlord pursuant to the authority of the Lease or by law may be handled, removed or stored in a commercial warehouse or otherwise by Landlord, at the risk, cost and expense of Tenant, and Landlord shall in no event be responsible for the value, preservation or safekeeping thereof. Tenant shall pay to Landlord, upon demand, any and all expenses incurred in such removal and all storage charges against such property, for so long as the same shall be in Landlord's possession or under Landlord's control. Any such property of Tenant not removed from the storage space when required, or any of Tenant's property removed from the storage space by Landlord and stored which is not retaken from storage by Tenant within thirty (30) days, shall be conclusively deemed to have been forever abandoned by Tenant, and Landlord may dispose of the same in such manner as Landlord shall choose, but such disposal shall not relieve Tenant of the obligation to reimburse Landlord for the cost of removal, storage and disposition of such property.

      (19.) [Intentionally deleted].

      (20.) Tenant acknowledges that it is taking the space "as is" and that Landlord shall not be obligated to make any improvements or undertake any construction to render the Premises suitable for occupancy by Tenant. Tenant hereby acknowledges that (i) it has been afforded full and adequate opportunity to inspect the Premises; (ii) it is familiar with and accepts the condition of the same; (iii) Tenant shall be solely responsible for all work necessary to make the Premises ready for Tenant's occupancy; and (iv) Landlord has not agreed to make any changes, additions or alterations in or to the Premises, or to perform any work therein.

      No work shall be performed on the Premises until Landlord, in its reasonable discretion, has approved all plans for the Premises submitted by Tenant, and Tenant has provided Landlord with proof that Tenant has obtained "Builder's Risk" insurance in an amount sufficient to cover the cost of Tenant's improvements/alterations to the Premises, if such insurance is required by Landlord in its sole and absolute discretion.

      (21.) All rights and remedies herein contained and reserved to Landlord shall not be considered as exclusive of any other rights or remedies of Landlord but shall be construed as cumulative and shall be in addition to every other remedy now or hereafter existing at law, in equity or by statute.

      (22.) The Non-Prevailing Party shall pay all of the Prevailing Party's costs, charges and expenses, including the fees of counsel, agents and other retained by the Prevailing Party, incurred in enforcing or seeking to enforce the Prevailing Party's rights and remedies under this Lease. Both Parties agree that either Party may, from time to time, file suit to recover any sums falling due under the terms of this Lease.

      (23.) No consent of waiver, expressed or implied, by Landlord to or of any breach of any covenant, condition or duty of Tenant under this Lease shall be construed as a consent or waiver to or of any other breach of the same or any other covenant, condition or duty hereunder.

      (24.) Tenant shall not sell, assign, mortgage, pledge or in any manner transfer this Lease or Tenant's rights hereunder, sublet the Premises or any part thereof, grant any license to use the Premises or allow any transfer or use thereof by anyone other than Tenant, or permit any lien upon Tenant's interest by operation of law, without in each case the prior written consent of Landlord, which consent may be withheld in the sole and absolute discretion of Landlord.

      Tenant may, however, allow its clients and contractor's to use portions of the Premises from time to time in the ordinary course of Tenant's business without Landlord's prior written consent.

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                                        8


       (25.) In every case when, under the provisions of this Lease, it shall be necessary or desirable for Tenant to serve any notice or demand on Landlord, such notice or demand shall be in writing and shall be served by Registered or Certified Mail, return receipt requested, addressed to Landlord as follows:

                  MCL Management Corporation
                  401 East Illinois Street
                  Suite 324
                  Chicago, Illinois 60611

until otherwise directed by notice from Landlord to Tenant.

      In every case when, under the provisions of this Lease it shall be necessary or desirable for Landlord to serve any notice or demand said notice or demand shall be in writing and shall be served personally on Tenant at the Premises (delivery to the office manager or the person representing that he or she is in charge of the Premises at the time of delivery of such notice shall be considered delivery to Tenant), or posted on the Premises, with a copy sent by Registered or certified Mail, addressed to Tenant as follows:

                  Viant Corporation
                  Lincoln Plaza
                  89 South Street
                  Boston, MA 02111
                  Attn: Mr. Dwayne Nesmith

until otherwise directed by notice from Tenant to Landlord.

      Delivery of any such notice by Registered or Certified Mail shall be deemed effective three (3) days after mailing of such notice, properly addressed and with adequate postage prepaid, to the United State Postal Service.

      (26.) Subject to the provisions of this Lease, Landlord covenants that Tenant, on paying the Rent and performing the covenants of this Lease on its parts to be performed, shall and may peaceably and quietly have, hold and enjoy the Premises for the Term.

      (27.) Landlord does not warrant that Tenant's occupancy will be free from interruptions caused by repairs, renewals, improvements, changes or service, alterations, strikes, lockouts, labor controversies, accidents, inability to obtain fuel, steam, water or supplies or other causes. No such interruption of service shall be deemed an eviction or disturbance of Tenant's use and possession of the Premises or any part thereof or render Landlord liable to Tenant for damages by abatement of Rent or otherwise or relieve Tenant from performance of Tenant's obligations under this Lease. Tenant hereby waives and releases all claims against Landlord for damages, both direct and consequential, for any such interruptions or stoppages of services. To the extent Landlord provides any services, Landlord may at any time cease to furnish such services, provided Tenant is connected at Landlord's expense to an alternate source of such services.

      (28.) In the event the Premises is damaged or destroyed by fire or any other casualty, or if the Premises, the Building or any portion of the property is taken by any governmental or municipal authority, or by any public utility or other entity having powers or eminent domain, this Lease shall terminate as of the date of the incident or taking. Tenant further agrees that Tenant shall have no recourse against Landlord as a result of damage due to a fire or any other peril. Nor will Tenant have any claim on any compensation payable in connection with any taking.

      (29.) Tenant acknowledges that there is no lock on door to the Premises and that Tenant, at its sole cost and expense, shall pay for the installation of said lock which Landlord, in its sole discretion, shall have the right to install as provided in paragraph 15(a)(xi). Tenant further agrees that all items stored by Tenant in the Premises shall be stored at Tenant's sole risk and that Landlord shall have no liability whatsoever for any item stored by Tenant in the Premises.

      (30.) In no event will Tenant be allowed to store any chemicals, waste materials, flammable chemicals/materials, or any other item that Landlord, in its sole and absolute discretion, considers dangerous or hazardous.

      (31.) All negotiations, considerations, representations and understandings between Landlord and Tenant are incorporated herein. NO ACT OR OMISSION OR COURSE OF PRIOR DEALING OR ORAL STATEMENTS OF LANDLORD, ITS BENEFICIARIES OR THEIR AGENTS OR THEIR EMPLOYEES SHALL ALTER, CHANGE OR MODIFY AND OF THE PROVISIONS HEREOF. This Lease contains the entire agreement of the parties and may not be modified except by an instrument in writing signed by both Landlord and Tenant. All prior communications from Landlord with respect to estimated charges payable by Tenant hereunder are for information only, and they are not to be construed as a representation or warranty of the actual charges which Tenant is or may be required to pay hereunder, or as binding upon Landlord in any manner whatsoever unless specifically provided to the contrary herein.

      (32.) The parties executing this Lease hereby represent and warrant that they are the duly authorized and acting representatives of Landlord and Tenant respectively and that by their execution of this Lease, it became the binding obligation of Landlord and Tenant respectively, subject to no contingencies or conditions except as specifically provided herein. If the Tenant is a corporation, the parties executing this lease on behalf of Tenant further represent and warrant that all necessary corporate action has been taken to authorize the execution of this Lease by the person(s) executing the same on behalf of Tenant. A certified copy of the resolutions of Tenant's Board of Directors authorizing the same shall be provided to Landlord concurrently with or prior to the execution of this Lease by Tenant.

      (33.) No receipt of money by or on behalf of Landlord from Tenant after the termination of this Lease, the service of any notice, the commencement of any suit or entry of final judgment for possession shall reinstate, continue or extend the Terms or affect any such notice, demand, suit, or judgment.

      (34.) This Lease shall be construed in accordance with and governed by the Laws of the State of Illinois. If any provision of this Lease or application to any party or circumstances shall be determined by any court of competent jurisdiction to be invalid and unenforceable to any extent, the remainder of this Lease shall not be affected thereby except as may be necessary to make the remaining provisions consistent with each other after the invalid or unenforceable provisions are deleted, and each provision thereof shall be valid and shall be enforced to the fullest extent permitted by law.

      (35.) Tenant represents that it has dealt only with Landlord and that no broker other than JSQ, Inc., and Frederick J. Panici and Company participated in the negotiation of this Lease, submitted or showed the Premises to Tenant, or is or may be entitled to any commission in connection with this Lease by virtue of having assisted Tenant in any way in connection with this lease. Tenant agrees to indemnify, defend, and hold Landlord harmless from and against any and all claims of any brokers claiming through Tenant and any and all costs and expenses incurred by Landlord, Landlord's beneficiaries or Landlord's agents in defending against any such claims. As used in this paragraph, "broker" shall include any finders or other persons who may be entitled to a commission or fee as a result of the execution of this Lease, and "commissions" shall include finders fees or other charges of any kind due or claimed to be due to any broker in connection with this Lease.

      (36.) Nothing contained herein shall be deemed or construed by the parties hereto nor by any third party as creating the relationship of principal and agent or of partnership or of joint venture between the parties hereto, it being understood and agreed that neither the method of computation of Rent nor any other provision contained herein shall be deemed to create any relationship between the parties other than the relationship of Landlord and Tenant. Whenever herein the singular number is used, the same shall include the plural, and the neuter gender shall include the masculine and feminine genders.

      (37.) Tenant hereby acknowledges and expressly agrees that any liability or obligation of Landlord shall be limited to its interest in the property, and no officer, director or shareholder of Landlord shall be individually or personally liable for any claim arising out of this Lease. Tenant further acknowledges and agrees that the Landlord's agent(s), including, but not limited to, the managing agent(s) for River East Plaza and all employees of said agent(s), shall have no personal or individual liability for any claim arising out of this Lease.

      (38.) This Lease shall bind and inure to the benefit of the parties hereto and their permitted heirs, executors, successors and assigns and shall also inure to the benefit of those persons who may be beneficiaries from time to time of Landlord or any land trust under which title to the Premises is held.

      (39.) Landlord shall have no security interest or lien on any item of Tenant's trade fixtures, furniture, equipment and other movable personal property. Landlord waives any right of distraint, distress for rent or Landlord's lien that may arise at law.

ALL EXHIBITS AND RIDERS ATTACHED TO THIS LEASE SHALL BE DEEMED TO BE A PART HEREOF AND ARE INCORPORATED HEREIN BY REFERENCE.

IN WITNESS WHEREOF, this instrument has been duly executed by the parties hereto, as of this 30 day of August, 1999.

LANDLORD:                                 TENANT:
River East Plaza, L.L.C.                  Viant Corporation
                                          A California Corporation

By: /s/ [Illegible]                       By: /s/ Dwayne Nesmith
    ------------------------                 ---------------------------
Its: Exec VP                              Its: CFO
     -----------------------                   -------------------------

rev/7-99

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                                    EXHIBIT A

                                [GRAPHIC OMITTED]

                                [FURNITURE PLAN]